GM Financial

GENERAL MOTORS FINANCIAL COMPANY, INC.

July 25, 2013 1 2 nd Quarter 2013 Earnings Call Exhibit 99.2

Safe Harbor Statement
This presentation contains several “forward-looking statements”. Forward-looking statements are those that use words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “may”, “likely”,
“should”, “estimate”, “continue”, “future” or other comparable expressions. These words indicate future events and trends. Forward-looking statements are General Motors Financial Company,
Inc.’s (the “Company’s”) current views with respect to future events and financial performance.
These forward-looking statements are subject to many assumptions, risks and uncertainties that could cause actual results to differ significantly from historical results or from those anticipated by the Company. The most significant risks are detailed from time to time in the Company’s filings and reports with the Securities and Exchange Commission, including the Company’s Report on Form
10-K for the year ended December 31, 2012. Such risks include - but are not limited to - our ability to close the acquisition of the remaining portions of Ally Financial Inc.’s international operations and integrate those operations that we have yet to acquire into our business successfully, changes in general economic and business conditions, GM’s ability to sell new vehicles in the areas in which we operate in North America, Europe and Latin America that we finance, interest rate fluctuations, our financial condition and liquidity, as well as future cash flows and earnings, competition, the effect, interpretation or application of new or existing laws, regulations, court decisions and accounting pronouncements, the availability of sources of financing, the level of net credit losses, delinquencies and prepayments on the loans and leases we originate, the prices at which used cars are sold in the wholesale auction markets, changes in business strategy, including acquisitions and expansion of product lines and credit risk appetite, and significant litigation. If one or more of these risks of uncertainties materializes, or if underlying assumptions prove incorrect, actual events or results may differ materially. It is advisable not to place undue reliance on the Company’s forward-
looking statements. The Company undertakes no obligation to, and does not, publicly update or revise any forward-looking statements, except as required by federal securities laws, whether as a result of new information, future events or otherwise.

GM Financial Operations

Provide a full spectrum of financing solutions for GM dealers with a focus at June 30, 2013
Existing markets
Acquired markets
Markets pending close
on specific market segments that are at times underserved

Key Metrics – June 2013 Quarter

($MM)
North
America
1
International
2
Total Co.
Earnings Before Tax $213 $43 $264 (3)
Ending Earning Assets $15,198 $11,035 $26,233
Total Originations
(Loan & Lease)
$2,185 $1,117 $3,302
GM as a % of Total Originations 58.8% 86.0% 68.0%
Annualized Net Credit Loss as a % of Avg.
Consumer Finance Receivables
2.1% 0.3% 1.4%
1. United States and Canada
2. Beginning April 1, 2013, Germany, the United Kingdom, Italy, Sweden, Switzerland,
Austria,  Belgium, the Netherlands, Chile, Colombia, Mexico, Spain, Greece and beginning
June 1, 2013,  France and Portugal
3. Reflects net impact of intercompany allocations

North America –
GM and GMF Penetration Statistics

GM
Industry Average
(excluding GM)
Sep-10 Jun-13 Sep-10 Jun-13
Sales Penetrations
U.S. Subprime Loans 4.8% 8.6% 4.6% 6.4%
U.S. Leases 8.6% 20.0% 20.5% 24.3%
Canada Leases 2.1% 9.2% 13.8% 21.2%
GM / GMF Linkage
GM as % of GMF  Loan and Lease Originations
(GM New / GMF Consumer Loan & Lease)
15.7% 58.8%
GMF as % of GM U.S. Subprime 27.6% 33.9%
GMF as % of GM U.S. Lease
(1)
-- 21.0%
GMF wholesale dealer penetration
(1)
-- 4.0%
(1) GM Financial did not offer a lease or commercial lending product when acquired by GM. The lease product was launched in the U.S. and Canada in Q4 2010 and Q2 2011, respectively.  Commercial lending was launched in the U.S. and Canada in Q2 2012 and Q1 2013, respectively.

North America –
Loan Origination Volume
• GM Financial and Ally have a dominant share of less than prime lending for new vehicles sold in GM dealerships
• Market share leaders in the subprime used auto finance space remain consistent (GM Financial, Wells Fargo,
Capital One, and Santander Consumer USA)
– Capital flowing into the space causing increased competitive conditions as some lenders seek volume
– Competition is driving extended loan terms, higher loan to value and reduced pricing in the market
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
Jun -12 Sep-12 Dec-12 Mar-13 Jun -13
Quarterly
($MM)
Loans originated
on new vehicles
by GM dealers
Loans originated
on used vehicles
by GM dealers
Loans originated
on vehicles by
Non-GM dealers
$1,489
$1,478
$1,216
$1,359 $1,351

Credit Metrics
Credit Losses
Delinquency
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
1.5%
2.5%
3.3%
2.6%
2.1%
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Recovery Rate
67.7%
59.2%
55.6%
60.5%
62.2%

North America –
Consumer Loan Credit Performance

NA Annualized
quarterly net credit
losses
NA 31-60 day
delinquency
NA 61+ day
delinquency
• Credit metrics impacted by seasonality and normalizing of the credit environment

Lease Origination Volume

$2.6B
$2.1B
$1.7B
$1.6B
$1.4B
$1.1B
$112
$272
$156
$238
$111
$188
$62
$203
$86
$535
$177
$657
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
U.S. Lease Volume ($MM)
Canada Lease Volume ($MM)
Lease Portfolio ($B)

GM Financial

North America – Lease Originations 8 • Continued growth of the lease product in both the U.S. and Canada

Commercial Receivables Outstanding ($MM)
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
Dealers
250
225
200
175
150
125
100
75
50
25
0
22
57
108
155
208
$135
$306
$606
$883
$1,169
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13

GM Financial

9 North America – Commercial Lending Commercial Finance Receivables Outstanding Number of Dealers

[illegible]	[illegible]
[illegible]	
[illegible]	[illegible]
[illegible]	[illegible]
[illegible]	[illegible]
[illegible]	[illegible]
[illegible]	[illegible]
[illegible]	[illegible]
[illegible]	
[illegible]	[illegible]
[illegible]	[illegible]
[illegible]	[illegible]

GM Financial

International Operations–
GM and GMF Penetration Statistics

Jun-13
Sales Penetrations
GMF as a % of GM Retail Sales
30.3%
Europe
27.6%
Latin America
36.0%
GMF wholesale dealer penetration
94.9%
Europe
97.7%
Latin America
88.0%
GM / GMF Linkage
GM as % of GMF  Consumer Originations
(GM New / GMF Consumer Loan)
86.0%
Europe
79.7%
Latin America
96.1%

International Operations–
Consumer Loan Originations

• Comprised of predominately
prime quality customers
purchasing new GM vehicles
• Solid performance in the UK
and Mexico … softer in
continental Europe
Other  7%
$1.1B
Europe
Latin
America
Mexico
19%
Germany
30%
U.K.
31%
Other  7%
June 2013 Quarter
Other  13%

International Operations–
Consumer Loan Portfolio

Other
8%
Other
18%
• Credit performance consistent with
prime make up of portfolio
• For June 2013 quarter
- Annualized quarterly net credit losses
of 0.3%
- 31-60 day delinquencies of 0.6%
-
61+ day delinquencies of 0.6%
U.K.
23%
Germany
38%
Mexico
13%
At June 30, 2013
$7.2 B
Europe
Latin
America

International Operations–
Commercial Lending Portfolio

• Providing a full range of
commercial lending products
… utilizing a high-
touch/relationship focused
model
• Strong penetration of GM
dealers at 95%
• Floorplan financing
represents the largest share
U.K.
25%
Germany
25%
Other
31%
Mexico
15%
Other
4%
at June 30, 2013
$3.8 B
Europe
Latin
America

International Acquisition –
Financial Transaction Summary
Sources Uses
Unsecured senior notes $2.5 Operations purchase price to date $2.6
GM equity contribution 1.3
Remaining operations purchase
price`
1.6
Additional GM equity contribution 0.7 Inter-company loan
(1)
1.5
GMF liquidity 1.2
Total sources $5.7 Total uses $5.7
(1) Includes $1.4B to repay inter-company loan from Ally to European Operations
($B)
• Remaining GM capital contribution to be received in connection with subsequent closing
– No additional debt financing needed
• Preliminary goodwill = $50 million
– Subject to further adjustment pending closure of Brazil and China, including potential adjustments from the finalization of the closing balance sheet audits
• Purchase accounting applied to fair value assets and liabilities
– Minimal impact

Financial Results –
Earnings Before Taxes
($MM)
Three Months Ended June 30,
Six months ended June 30,
Note: Results from international operations are reflected beginning in Q2 2013 from the date of their acquisition
(1) Total Co. reflects net impact of intercompany allocations
(1) (1)
$264
$213
$43
$217
$217
Total Co. North America International
2013
2012
$434
$397 $398
$37
$398
Total Co. North America International
2013 2012

Financial Results –
Allowance for Loan Losses
Allowance for Loan Loss as a Percentage of Post-Acquisition Finance Receivables
Consumer
Allowance
Commercial
Allowance
North
America  Only
North America
Only
NA Only
3.4%
3.5%
3.9%
4.1%
2.7%
1.1%
1.2%
0.5%
4.2%
1.0%
0.0%
2.0%
4.0%
6.0%
8.0%
Jun-12 Sep-12 Dec-12 Mar-13 Jun-13
NA Only

Financial Results –
Operating Expenses

Operating Expense as a Percentage of Average Earning Assets
3.0%
NA Only
Total Company North America Only
3.2%
3.4%
3.1%
3.2%
3.0%
2.50%
3.00%
3.50%
4.00%
Jun -12 Sep-12 Dec-12 Mar-13 Jun -13

Dec-12
Jun-13

Dec-12
Jun-13

Dec-12
Jun-13

Dec-12
Jun-13

Dec-12
Jun-13

Solid Balance Sheet

Tangible Net Worth ($B)
Consumer
Lease
Consumer
Loans
Commercial
Loans
(1) Liquidity includes unrestricted cash, available borrowing capacity on unpledged eligible receivables, available borrowing capacity on committed unsecured credit lines and unused balance on GM line of credit
(2) Earning assets to tangible net worth
Unsecured
Debt
Secured
Debt
Other Cash
$13.3
$26.2
$10.9
$22.8 $2.9
$4.1
$3.3
$4.7
4.1x
5.5x
Earning Assets ($B)
Total Debt ($B)
Liquidity
1
($B)
Leverage
(2)

Funding Overview
• Funding platform evolving
– Fund locally
– Expect to be a frequent issuer of senior notes
to support both growth and as credit rating
improves
– IO funding  composition  utilizes more
unsecured funding
– Expand ABS platforms in NA and IO
– Intercompany funding for  Europe
• $11.2 B  committed funding provided
by 20 banks across 21 facilities
• GM support via
– $2B equity contribution for international
acquisition
– $600M Line of Credit
– $1B tax deferral program through Dec. 2014
– Co-borrower on GM Revolver (up to $4 billion)
Unsecured
Tangible
Equity
Secured
Unrestricted
Cash

$9.4B
66%
$3.3B
23%
$1.3B
$1.5B
11%
$17.5B
64%
$5.2B
19%
$4.7B
17%
$1.8B
6/30/2013
Post – International Acquisition
12/31/2012
Pre – International Acquisition

North America Funding Strategy
• Utilize secured bank provided credit facilities to support interim and semi-permanent financing - total capacity $6.3
billion across five facilities
– Separate facilities in US and Canada for loans, leases and commercial lending product lines – sized to support
prospective/forecasted volumes from six months to two years
– Credit facilities to be increased or created as needed to
support product offerings
• Asset-backed securitizations provide permanent financing
– Completed over 80 public auto loan securitizations since
1994 with approximately $70 billion in notes issued, including three in 2013
– Plan to develop securitization programs for lease and
floorplan
(1) Senior Notes
Funding Composition
June 30, 2013
$15.1B
Unsecured (1)
26.5%
Secured
73.5%

International Funding Strategy

Affiliate
Funding
Unsecured
Funding
Secured
Funding
IO Funding Composition
June 30, 2013
$9.1 Billion
• Established funding platform, with credit facilities rolling over with the acquisition
• Total committed banks lines of $4.9B
• Fund primarily with local sources to minimize currency and country risk
– Currently, Latin America Operations are entirely funded locally
– European Operations have $1.5B intercompany loan from
GMF US
• Mix of funding sources varies by country
– Utilization of both secured and unsecured credit facilities
– Access to public securitization markets – in the UK and Germany for consumer finance receivables
– Other funding sources exist in certain countries
– Maintain and develop strong relationships globally with financial institutions and investors
16%
13%
71%